                           FIRST POTOMAC REALTY TRUST
                      Common Shares of Beneficial Interest

                           (par value $.001 per share)
                         FORM OF UNDERWRITING AGREEMENT
                             ______________________



                                ___________, 2003


Ferris, Baker Watts, Incorporated
McDonald Investments, Inc.,
   a KeyCorp Company
Advest, Inc.
J. J. B. Hilliard, W. L. Lyons, Inc.
c/o Ferris, Baker Watts, Incorporated
100 Light Street
Baltimore, Maryland  21202


Ladies and Gentlemen:

         INTRODUCTORY. First Potomac Realty Trust, a Maryland real estate investment trust (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of ____________ shares (the "Firm Shares") of beneficial interest, par value $.001 per share (the "Common Shares"). In addition, the Company has granted to the Underwriters an option to purchase up to an additional ___________ Common Shares (the "Option Shares"), as provided in Section 2. The Firm Shares and, if and to the extent such option is exercised, the Option Shares are collectively called the "Shares." Ferris, Baker Watts, Incorporated ("FBW") has agreed to act as representative of the several Underwriters (in such capacity, the "Representative") in connection with the offering and sale of the Shares.

         The Company is the sole general partner of First Potomac Realty Investment Limited Partnership (the "Operating Partnership"), a Delaware limited partnership that serves as the Company's primary operating partnership subsidiary.


         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11 (File No. 333-107172), which contains a form of prospectus to be used in connection with the public offering and sale of the Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the

"Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of the Rule 462(b) Registration Statement, the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Shares, is called the "Prospectus." All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         Each of the Company and the Operating Partnership hereby confirms its agreements with the Underwriters as follows:

         SECTION 1. REPRESENTATIONS AND WARRANTIES.

         Each of the Company and the Operating Partnership hereby represents, warrants and covenants to each Underwriter as follows:

                  (a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Company's knowledge, are contemplated or threatened by the Commission.

         Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. Each of the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendment thereto, at the time it became effective and is at the date hereof, complied and complies in all material respects with the Securities Act and did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each preliminary prospectus, at the time of filing thereof, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended and supplemented, as of its date and at all subsequent times up to and including the First Closing or the Second Closing Date, ad the case may be, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, any preliminary




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prospectus, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein.

                  (b) Offering Materials Furnished to Underwriters. The Company has delivered to the Representative a complete manually signed copy of the Registration Statement and of each consent of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters.

                  (c) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any written offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

                  (d) Exhibits; Material Contracts. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required. The contracts so described in the Prospectus to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, and are enforceable against and, to the best of the Company's knowledge by, the Company in accordance with their respective terms. To the best of the Company's knowledge, no other party is in material breach of or material default under any of such contracts.

                  (e) The Underwriting Agreement. The Company has the trust power to enter into this Agreement and to perform its obligations and consummate the transactions contemplated herein. The Company has the trust power to issue, sell and deliver the Shares as provided herein. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that the indemnification and contribution provisions set forth in Sections 6 and 7 of this Agreement may be limited by the federal and state securities laws and public policy consideration in respect thereof, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally. The Operating Partnership has the full legal right, power and authority to enter into this Agreement and to perform its obligations and consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Operating Partnership and constitutes the valid and binding agreement of the Operating Partnership enforceable against the Operating Partnership in accordance with its terms, except to the extent that the indemnification and contribution provisions set forth in Sections 6 and 7 of this Agreement may be limited by federal and state securities laws and public policy consideration in respect thereof, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors' rights generally.


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

                  (f) Authorization of the Shares. The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered against payment therefor as provided herein by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

                  (g) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly satisfied or waived.

                  (h) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and the Subsidiaries (as defined below), considered as one enterprise (any such change or development is called a "Material Adverse Change"); (ii) the Company and the Subsidiaries, considered as one enterprise, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, nor entered into any material transaction or agreement not in the ordinary course of business; (iii) there has been no material casualty loss or condemnation or other material adverse event with respect to any of the real properties or interests in real properties owned by the Company and the Subsidiaries or the real properties described as being under contract in the Prospectus; (iv) there has been no change in the capital stock, long-term debt or short-term borrowings of the Company and the Subsidiaries on a consolidated basis and (v) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends or distributions paid to the Company or the Subsidiaries, any of the Subsidiaries on any class of capital stock or other equity interests, or any repurchase or redemption by the Company or any of the Subsidiaries of any class of capital stock or other equity interests. The properties currently owned by the Company's Subsidiaries (the "Real Properties") and the Interstate Plaza and Virginia Center properties described in the Prospectus as being under contract by the Company (the "Acquisition Properties") are referred to collectively herein as the "Properties" and individually as a "Property."

                  (i) Independent Accountants. KPMG LLP, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes and schedules thereto) filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants with respect to each of the Company, Greenbrier Technology Center II, Norfolk Business Center, Rumsey Center, Snowden Center, Interstate Plaza and Virginia Center as required by the Securities Act, and Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act") and the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations of the Commission promulgated thereunder (the "Sarbanes-Oxley Act").

                  (j) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus



                                       4
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present fairly and accurately (i) the consolidated financial position of the Company and the Subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified, (ii) the combined financial position of First Potomac Realty Investment Trust, Inc., First Potomac Realty Investment Limited Partnership and First Potomac Management, Inc. (collectively, "First Potomac Predecessor"), (iii) the revenues and certain expenses of (A) Greenbrier Technology Center II, (B) Norfolk Business Center, (C) Rumsey Center and (D) Snowden Center, each for the nine months ended September 30, 2002 and the year ended December 31, 2001 and (iv) the revenues and certain expenses of (A) Interstate Plaza and (B) Virginia Center, each for the six months ended June 30, 2003 and the year ended December 31, 2002. Any supporting schedules included in the Registration Statement present fairly and accurately the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and are in compliance with Regulation S-X promulgated under the Securities Act. The pro forma consolidated financial statements of the Company and the Subsidiaries and the related notes thereto included in the Prospectus and the Registration Statement present fairly and accurately the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect thereto and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The amounts in the Prospectus under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" are accurately computed, fairly present the information shown therein and have been determined on a basis consistent with the financial statements included in the Registration Statement and the Prospectus. No other financial statements or supporting schedules are required under applicable law or the rules and regulations of the Commission to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Summary -- Summary Combined Financial Data," "Capitalization" and "Selected Financial Information" fairly and accurately present the information set forth therein on a basis consistent with that of the financial statements contained in the Registration Statement when read in conjunction with the textual information included in those sections.

                  (k) Internal Controls and Procedures. The Company, the Operating Partnership and each Subsidiary have implemented controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and is accumulated and communicated to the Company's management, including its chief executive officer and chief financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure; and the Company makes and keeps books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company, the Operating Partnership and each Subsidiary; and the Company, the Operating Partnership and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted


                                       5
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only in accordance with management's general or specific authorization; and (iv)
the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and, to the Company's knowledge, neither the Company, the Operating Partnership nor any Subsidiary, nor any employee or agent thereof, has made any payment of funds of the Company or any Subsidiary, as the case may be, or received or retained any funds, and no funds of the Company, the Operating Partnership or any Subsidiary, as the case may be, have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

                  (l) Organization and Good Standing of the Company and the Subsidiaries. Each of the Company and the subsidiaries listed on Exhibit 21 to the Registration Statement (each, including the Operating Partnership, except where noted, a "Subsidiary" and, collectively, the "Subsidiaries") (i) that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement, (ii) that is a limited liability company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its organization and has limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and (iii) that is a limited partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its organization and has the partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its organization and has limited partnership power and authority to own, lease and operate its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement. Each of the Company and the Subsidiaries is duly qualified as a foreign trust corporation, limited partnership or limited liability company, as the case may be, to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each Subsidiary that is a corporation has been duly authorized and validly issued, is fully paid and nonassessable and, except as described in the Prospectus, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, claim, restriction or encumbrance, and all of the issued and outstanding membership interests of each Subsidiary that is a limited liability company, and all of the partnership interests of each Subsidiary that is a limited partnership, have been duly authorized and validly issued and are fully paid and, except as described in the Prospectus, are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, claim, restriction or encumbrance. All of the issued and outstanding units of partnership interest of the Operating Partnership ("Units") have been duly authorized and validly issued and are fully paid and upon completion of the offering of the Firm Shares, the Company will be the sole general partner of the Operating Partnership and will own Units representing an approximately 81% interest in the Operating Partnership, free and clear of any security interest, mortgage, pledge, lien, claim, restriction or encumbrance. The Company does not own or



                                       6
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control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries.

                  (m) Capitalization and Other Capital Stock Matters. The authorized capital stock of the Company is as set forth in the Prospectus. The number of issued and outstanding Common Shares is as set forth in the Prospectus. The Common Shares (including the Shares) conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Common Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with applicable federal and state securities laws. None of the outstanding Common Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Operating Partnership has not issued any security or other equity interest other than Units described in the Prospectus. None of the Units in the Operating Partnership has been or will be issued or is owned or held in violation of any preemptive right. The outstanding Units in the Operating Partnership have been issued by the Operating Partnership in compliance with applicable federal and state securities laws. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of the Subsidiaries other than those described in the Prospectus. The descriptions of the Company's Equity Compensation Plan, and of the options or other awards granted thereunder, set forth in the Prospectus fairly and accurately present the information required to be shown with respect to such plan, options or other awards. Except as described in the Prospectus, the Company has not sold or issued any Common Shares nor has the Operating Partnership sold or issued any Units during the six-month period preceding the date of the Prospectus.

                  (n) Exchange Act Registration; Stock Exchange Listing. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act. The Common Shares (including the Shares) have been approved for listing on the New York Stock Exchange (the "NYSE") subject only to official notice of issuance.

                  (o) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of the Subsidiaries is (i) in violation of (A) its declaration of trust, charter or by-laws, operating agreement, partnership agreement or other organizational documents or (B) any law, ordinance, administrative or governmental rule or regulation applicable to the Company or the Subsidiaries except, in the case of clause (i)(B), for such violations as could not, individually or in the aggregate, result in a Material Adverse Change, or (ii) in default (or, with the giving of notice or lapse of time or both, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject (each, an "Existing Instrument"), except such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The execution, delivery and performance of this Agreement by the Company and the Operating Partnership and consummation of the transactions contemplated hereby and by the Prospectus (i) will not result in any violation of the provisions of the (A) Amended and Restated Declaration of Trust (the "Declaration of Trust") or by-laws of the Company, (B) the Certificate of Limited



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Partnership or Amended and Restated Agreement of Limited Partnership (the
"Partnership Agreement") of the Operating Partnership or (C) other organizational documents of the Company or any of the Subsidiaries, in each case as amended or as amended and restated through the date hereof, (ii) will not conflict with or constitute a breach of, or a Default or Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except such consents as have been obtained by the Company, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of the Subsidiaries. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities or blue sky laws and from the National Association of Securities Dealers, Inc. (the "NASD").

         As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time or both would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

                  (p) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened (i) against or affecting the Company or any of the Subsidiaries or (ii) which has as the subject thereof any officer or trustee or director of, or property owned or leased by, the Company or any of the Subsidiaries. No material labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the Company's knowledge, is threatened or imminent.

                  (q) Intellectual Property Rights. The Company and the Subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, the "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted or as proposed to be conducted as described in the Prospectus; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of the Subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

                  (r) All Necessary Permits, etc. The Company and the Subsidiaries possess such valid and current certificates, authorizations, licenses, registrations and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except for those which the failure to possess, individually or in the aggregate, could not result in a Material Adverse Change, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of, or noncompliance with, any such certificate, authorization, license, registration or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Change.

                  (s) Properties. The Company and the Subsidiaries own or lease all such properties (or, in the case of the Acquisition Properties, will own or lease) as are necessary to its operations as now conducted or as proposed to be conducted as described in the Prospectus. The Company and the Subsidiaries have (or in the case of the Acquisition Properties will have upon closing) good and marketable title in fee simple to all of the Properties, free and clear of all security interests, mortgages, pledges, liens, claims, restrictions or encumbrances of any kind, except such as (i) are described in the Prospectus or
(ii) do not, individually or in the aggregate, materially affect the value of such Property and do not interfere in any material respect with the use made and proposed to be made of such Property. All security interests, mortgages, pledges, liens, claims, restrictions and encumbrances of any kind on or affecting the Properties or the other assets of the Company and the Subsidiaries that are required to be disclosed in the Prospectus are disclosed therein. There is no violation by the Company of any municipal, state or federal law, rule or regulation (including, but not limited to, those pertaining to environmental matters) concerning the Properties or any part thereof which would result in a Material Adverse Change. Each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants and, if and to the extent there is a failure to comply, such failure would not, individually or together with all such other failures, result in a Material Adverse Change or result in a forfeiture or reversion. Neither the Company nor any of the Subsidiaries, nor, to the best of the Company's knowledge, any current owner of the Acquisition Properties, has received any notice from any governmental or regulatory authority or agency of any condemnation of or zoning change affecting the Properties or any part thereof, and the Company does not know of any such condemnation or zoning change which is threatened. No lessee of any portion of any of the Properties is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or giving of notice or both, would constitute a default under any of such leases.

                  (t) Mortgages and Deeds of Trust. Except as set forth in the Prospectus, the mortgages and deeds of trust encumbering the Properties and any other assets described in the Prospectus are not convertible and none of the Company, any of the Subsidiaries or any other person affiliated therewith holds a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned directly or indirectly by the Company or any of the Subsidiaries.

                  (u) Tax Law Compliance. The Company and the Subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(j) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of the Subsidiaries has not been finally determined.

                  (v) Qualification as a REIT. Commencing with its short taxable year that includes the First Closing Date, the Company will be and is organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the "Code"), and its actual and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code. No transaction or other event has occurred which could cause the Company to not be able to qualify as a REIT for its short taxable year that includes the First Closing Date or future taxable years.

                  (w) Company Not an "Investment Company." The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Shares will not be, an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  (x) Insurance. The Company and each of the Subsidiaries are insured by recognized and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed in the Company's industry to be adequate and customary for their businesses, including, but not limited to, policies covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, environmental liabilities, acts of vandalism, terrorism, floods and, with respect to the Properties, defects in title in amounts at least equal to the greater of (i) the cost of acquisition of such Property or (ii) the replacement cost of the improvements located on such Property. The Company has no reason to believe that it or any of the Subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain reasonably comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted or as proposed to be conducted as described in the Prospectus and at a cost that would not result in a Material Adverse Change. Neither the Company nor any of the Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

                  (y) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Prospectus which have not been described as required. Except as described in the Prospectus, there are no outstanding loans or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers, directors, managers or trustees of the Company or any of the Subsidiaries or any of the members of the families of any of them.

                  (z) No Unlawful Contributions or Other Payments. Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus. The Company has not offered, or caused the Representative to offer, Shares to any person pursuant to the Directed Share Program (as defined below) with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company.

                  (aa) Compliance with Environmental Laws. Except as otherwise disclosed in the Prospectus, or except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) the Company and the Subsidiaries have been and are in compliance with applicable Environmental Laws (as defined below), (ii) none of the Company, any of the Subsidiaries or, to the Company's knowledge, any other owners of any of the Properties at any time or any other party, has at any time released (as such term is defined in CERCLA (as defined below)) or otherwise disposed of Hazardous Materials (as defined below) on, to, in, under or from the Properties or any other real properties previously owned, leased or operated by the Company or any of the Subsidiaries, (iii) neither the Company nor any of the Subsidiaries intends to use the Properties or any subsequently acquired properties, other than in compliance with applicable Environmental Laws, (iv) neither the Company nor any of the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law with respect to the Properties, any other real properties previously owned, leased or operated by the Company or any of the Subsidiaries, or the assets of the Company or the Subsidiaries described in the Prospectus or arising out of the conduct of the Company or the Subsidiaries,
(v) none of the Properties are included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or, to the best of the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Law or issued by any other Governmental Authority (as defined below), (vi) none of the Company, any of the Subsidiaries or agents or, to the Company's knowledge, any other person or entity for whose conduct any of them is or may be held responsible under any applicable environmental law, has generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced or processed any Hazardous Material at any of the Properties, except in compliance with all applicable Environmental Laws, and has not transported or arranged for the transport of any Hazardous Material from the Properties or any other real properties previously owned, leased or operated by the Company or any of the Subsidiaries to another property, except in compliance with all applicable Environmental Laws, (vii) no lien has been imposed on the Properties by any Governmental Authority in connection with the presence on or off such Property of any Hazardous Material, and (viii) none of the Company, any of the Subsidiaries or, to the Company's knowledge, any other person or entity for whose conduct any of them is or may be held responsible under any applicable Environmental Law, has entered into or been subject to any consent decree, compliance order, or administrative order with respect to the Properties or any facilities or improvements or any operations or activities thereon.


         As used herein, "Hazardous Material" shall include, without limitation, any flammable materials, explosives, radioactive materials, hazardous materials, hazardous substances, hazardous wastes, toxic substances or related materials, asbestos, petroleum, petroleum products and any hazardous material as defined by any federal, state or local environmental law, statute, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section
Section 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section Section 5101-5127, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section Section 6901-6992k, the

Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section
Section 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Section Section 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section Section 136-136y, the Clean Air Act, 42 U.S.C. Section Section 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Section Section 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Section
Section 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Section Section 651-678, and any analogous state laws, as any of the above may be amended from time to time and in the regulations promulgated pursuant to each of the foregoing (including environmental statutes and laws not specifically defined herein) (individually, an "Environmental Law" and collectively, the "Environmental Laws") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets of the Company and the Subsidiaries (a "Governmental Authority").

                  (bb) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, and periodically identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

                  (cc) ERISA Compliance. The Company and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company or its ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code of which the Company is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates. No "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or
(ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

                  (dd) Brokers and Finders. Neither the Company nor any Subsidiary has incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

                  (ee) Doing Business with Cuba. The Company is in compliance with all provisions of Florida Statutes Section 517.075 and the regulations thereunder, relating to issuers doing business with Cuba.

                  (ff) No Prohibition on Subsidiaries from Paying Dividends or Making Other Distributions. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock or other equity interests, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary.

                  (gg) Lock-Up Agreements. The Company has obtained, for the benefit of the Underwriters, from each of the persons named on Schedule B hereto, a written agreement in substantially the form attached hereto as Exhibit C.

         Any certificate signed by an officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

         SECTION 2. PURCHASE, SALE AND DELIVERY OF THE SHARES.

                  (a) The Firm Shares. The Company agrees to issue and sell to the several Underwriters the Firm Shares upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $________ per share.

                  (b) The First Closing Date. Delivery of certificates for the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of the Representative (or such other place as may be agreed to by the Company and the Representative) at 10:00 a.m. Eastern time, on ______________, 2003, or such other time and date as the Representative shall designate by notice to the Company (the time and date of such closing are called the "First Closing Date"), but in no event more than seven business days after the effective date of the Registration Statement. The Company hereby acknowledges that circumstances under which the Representative may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representative to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 8.

                  (c) The Option Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of ___________ Option Shares from the Company at the purchase price per share to be paid by the Underwriters for the

Firm Shares. The option granted hereunder is for use by the Underwriters solely in covering any overallotments in connection with the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time upon notice by the Representative to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth
(i) the aggregate number of Option Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Option Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may not be earlier than the First Closing Date; and in the case that such date is simultaneous with the First Closing Date, the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Shares and the Option Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representative and shall not be earlier than three nor later than ten business days after delivery of such notice of exercise. If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares, plus any additional number of option shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 8 hereof. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

                  (d) Directed Shares. It is understood that approximately 100,000 of the Firm Shares ("Directed Shares") initially will be reserved by the Underwriters for offer and sale to employees and persons having business relationships with the Company ("Directed Share Participants") upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the NASD (the "Directed Share Program"). Under no circumstances will the Representative or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated herein.

                  (e) Public Offering of the Shares. The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representative, in its sole judgment, has determined is advisable and practicable.

                  (f) Payment for the Shares. Payment for the Shares shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company.

         It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. FBW, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representative by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

                  (g) Delivery of the Shares. The Company shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters the Firm Shares at the First Closing Date, including, at the option of the Representative, through the facilities of the Depository Trust Company ("DTC"), against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company also shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters, the Option Shares the Underwriters have agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, including at the option of the Representative, through the facilities of DTC, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Shares shall be in definitive form and registered in such names and denominations as the Representative shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) or in the form of one or more global certificates deposited with DTC and registered in the name of Cede & Co., as nominee for DTC and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location the Representative may reasonably designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

                  (h) Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. on the second business day following the date the Shares are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representative shall reasonably request.

         SECTION 3. ADDITIONAL COVENANTS. The Company further covenants and agrees with each Underwriter as follows:

                  (a) Representative's Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of the Second Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any 462(b)) Registration Statement or the Prospectus, the Company shall furnish to the Representative and to counsel for the Underwriters for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement without the Representative's consent.

                  (b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Representative of (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission during the period beginning on the date hereof and ending on the later of the Second Closing Date or the date the Prospectus is no longer required by law to be delivered in connection with sales of Shares by an Underwriter or dealer, (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus,
(iii) the time and date that any post- effective amendment to the Registration Statement becomes effective and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Securities Act and will use its best efforts to confirm that any filings made by the Company under Rule 424(b) were received in a timely manner by the Commission.

                  (c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3(a) hereof), file with the Commission and furnish at its own expense to the Underwriters, and, if requested by the Underwriters, to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representative, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Representative may reasonably request.

                  (e) Blue Sky Compliance. The Company shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws and shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or required to file such a consent. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

                  (f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus and shall report the use of proceeds as may be required under Rule 463 under the Securities Act.

                  (g) Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Common Shares.

                  (h) Earnings Statement. As soon as practicable, but not later than the Availability Date (as defined below) the Company will make generally available to its security holders and to the Representative an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the date the Registration Statement became effective, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (i) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company shall file, on a timely basis, and in compliance with the Exchange Act and the Sarbanes-Oxley Act, with the Commission and the NYSE all reports and documents required to be filed under the Exchange Act.

                  (j) Agreement Not to Offer or Sell Additional Securities. During the period of 180 days following the date of the Prospectus, the Company will not, without the prior written consent of FBW (which consent may be withheld at the sole discretion of FBW), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any Common Shares, options or warrants to acquire Common Shares or securities exchangeable or exercisable for or convertible into Common Shares (other than as contemplated by this Agreement with respect to the Shares); provided, however, that the Company may grant Common Share awards or grant options to purchase Common Shares and issue Common Shares upon the exercise of options, in both cases, pursuant to the Equity Compensation Plan described in the Prospectus, provided, that all of the holders of such Common Share awards, options, or Common Shares issued upon the exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such options or Common Shares during such 180 day period without the prior written consent of FBW (which consent may be withheld at the sole discretion of FBW).

                  (k) Directed Share Program. In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement; that the Representative will notify the Company as to which participants will need to be so restricted; and that the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time; and that, should the Company release, or seek to release, from such restrictions any of the Directed Shares, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

                  (l) Future Reports to the Representative. During the period of three years hereafter, the Company will furnish to the Representative at 7601 Lewinsville Road, Suite 450, McLean, Virginia 21202, Attention: Mr. Mark O. Decker, Sr.: (i) at the same time as distributed to the Company's stockholders after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; and (ii) at the same time as mailed to the Company's stockholders, copies of any report or communication of the Company mailed generally to holders of its capital stock.

                  (m) Statement Regarding Certain Events. If at any time during the 30-day period after the Registration Statement becomes effective, any publication or event relating to or affecting the Company shall occur as a result of which in the reasonable opinion of the Representative the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such publication or event necessitates a supplement or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, the Company agrees to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such publication or event.

                  (n) Qualification as a REIT. The Company will use its best efforts to meet the requirements to qualify as a REIT under the Code.

                  (o) Company Not an "Investment Company." The Company is familiar with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and will in the future conduct its and the Operating Partnership's affairs, in such a manner so as to ensure that the Company and the Operating Partnership will not be an "investment company" within the meaning of the Investment Company Act of 1940 and the rules and regulations thereunder.

                  (p) No Price Stabilization or Manipulation. The Company will not, and will use its best efforts to cause its officers, trustees and affiliates not to, (i) take, directly or indirectly prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares,
(ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

                  (q) Listing. The Company will use its best efforts to maintain the listing of its Common Shares (including the Shares) on the NYSE.

         SECTION 4. PAYMENT OF EXPENSES. The Company will pay or cause to be paid and bear all costs, fees and expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters; (ii) the preparation, printing and distribution of this Agreement; (iii) the issuance and delivery of the Shares to the Underwriters, including any transfer taxes payable upon the sale of the Shares to the Underwriters (other than transfer taxes on resales by the Underwriters); (iv) the fees and disbursements of the Company's counsel and accountants; (v) the qualification of the Shares under the applicable securities laws in accordance with Section 3(b) hereof and any filing for review of the offering with the NASD, including filing fees; (vi) the transfer agent's and registrar's fees and all miscellaneous expenses referred to in Item 31 of the Registration Statement; and (vii) costs related to travel and lodging incurred by the Company and its representatives relating to meetings with and presentations to prospective purchasers of the Shares and, with the prior approval of the Company, one half of the cost of any aircraft chartered in connection with the road show; and (viii) all other costs and expenses incident to the performance of the Company's and the Operating Partnership's obligations hereunder (including costs incurred in closing the purchase of the Option Shares, if any) that are not otherwise specifically provided for in this section. The Company, upon your request, will provide funds in advance for filing fees in connection with "blue sky" qualifications and the NASD.

         SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Second Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

                  (a) Registration Statement. The Registration Statement, any Rule 462(b) Registration Statement, and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the Securities Act and the regulations thereunder and in all respects shall conform to the requirements of the Securities Act and the regulations thereunder, the Company shall have complied in all respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement, any Rule 462(b) Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) No Material Actions or Proceedings. No action, suit or proceeding at law or in equity before or by any federal, state or other commission, court, board or administrative agency shall be pending or, to the Company's knowledge, threatened against the Company, the Operating Partnership or any Subsidiary that would be required to be set forth in the Prospectus, other than as set forth therein, wherein an unfavorable decision, ruling or finding could result in a Material Adverse Change.

                  (c) Accountants' Comfort Letter. On the date hereof, the Representative shall have received from KPMG LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (d) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Option Shares, the Second Closing Date:

                           (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective;

                           (ii) no stop order suspending the effectiveness of the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

                           (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

                  (e) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Option Shares, the Second Closing Date, (i) in the judgment of the Representative, there shall not have occurred any Material Adverse Change; (ii) the Company and the Subsidiaries, considered as one enterprise, shall not have incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, nor entered into any material transaction or agreement not in the ordinary course of business; (iii) there shall not have occurred any material casualty loss or condemnation or other material adverse event with respect to any of the Properties; (iv) there shall not have occurred any change in the capital stock, long-term debt or short-term borrowings of the Company and the Subsidiaries on a consolidated basis; and (v) there shall have been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends or distributions paid to the Company or Subsidiaries, any of the Subsidiaries on any class of capital stock or other equity interests or repurchase or redemption by the Company or any of the Subsidiaries of any class of capital stock or other equity interests.

                  (f) Opinion of Counsel for the Company. On each of the First Closing Date and the Second Closing Date, the Representative shall have received the favorable opinion of each of (i) Morgan, Lewis & Bockius LLP, counsel for the Company and (ii) Saul Ewing LLP, Maryland counsel for the Company, each dated as of such Closing Date with respect to the matters listed on Exhibits A and B, respectively, each in form and substance satisfactory to counsel for the Underwriters.

                  (g) Opinion of Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date, the Representative shall have received the favorable opinion of Hunton & Williams LLP, counsel for the Underwriters, dated as of such Closing Date, in form and substance satisfactory to the Representative.

                  (h) Officers' Certificate. On each of the First Closing Date and the Second Closing Date, the Representative shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect that:

                           (i) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to their knowledge, threatened under the Securities Act;

                           (ii) they have reviewed the Registration Statement, any Rule 462(b) Registration Statement and the Prospectus, and (i) when the Registration Statement and any Rule 462(b) Registration Statement became effective and as of the date hereof, the Registration Statement and any Rule 462(b) Registration Statement contained all statements and information required to be included therein or necessary to make the statements therein not misleading and neither the Registration Statement nor any Rule 462(b) Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) at the date of the Prospectus and any supplement thereto, and at the First Closing Date or the Second Closing Date, as the case may be, such Prospectus (together with any supplement thereto) contained and contains all statements and information required to be included therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and such Prospectus (together with any supplement thereto) did not and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances in which they were made, not misleading, and,
         (iii) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth;

                           (iii) for the period from and after the date of this Agreement and prior to such Closing Date, there has been no development that could reasonably be expected to result in a Material Adverse Change;

                           (iv) the representations, warranties and covenants of the Company set forth in this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

                           (v) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

                  (i) Bring-down Comfort Letters. On each of the First Closing Date and the Second Closing Date, the Representative shall have received from KPMG LLP, independent public or certified public accountants for the Company, letters dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letters furnished by them pursuant to subsection (c) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than two business days prior to the First Closing Date or Second Closing Date, as the case may be.

                  (j) Lock-Up Agreements from Securityholders. On or before the date hereof, the Company shall have furnished to the Representative an agreement in the form of Exhibit C hereto from each person identified on Schedule B hereto, and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

                  (k) Listing. The Firm Shares, and Option Shares, if any, shall have been approved for listing on the NYSE, subject only to official notice of issuance.

                  (l) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6 and Section 7 shall at all times be effective and shall survive such termination.

         SECTION 6. INDEMNIFICATION.

                  (a) Indemnification of the Underwriters. The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter, its officers, directors, employees, partners, members, agents and representatives and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense (including the reasonable cost of investigation), as incurred, to which such Underwriter or such person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation or the laws or regulations of foreign jurisdictions where Directed Shares have been offered, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under any domestic and foreign law; or (iv) upon (A) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any failure of any Directed Share Participant to pay for and accept delivery of Directed Shares that the Directed Share Participant has agreed to purchase, or (C) the Directed Share Program; and to reimburse each Underwriter and each such person for any and all expenses (including the fees and disbursements of counsel chosen by FBW) as such expenses are reasonably incurred by such Underwriter or such person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), as the same is described in Section 6(b) below; and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.

                  (b) Indemnification of the Company, its Trustees and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its trustees, each of its officers who signed the Registration Statement, its agents and representatives and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense (including the reasonable cost of investigation), as incurred, to which the Company, or any such person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use therein; and to reimburse the Company, or any such controlling person for any legal and other expenses reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the second paragraph and the first sentence of the tenth paragraph under the caption "Underwriting" in the Prospectus. The indemnity agreement set forth in this Section 6(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

                  (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6 to the extent it is not prejudiced as a proximate result of such failure, but the omission so to notify the indemnifying party will not in any event relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel) representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (d) Settlements. The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 6(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 7; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6(c) for purposes of indemnification.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discount and commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 7, each officer, director, employee, partner, member, agent or representative of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, each agent or representative and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

         SECTION 8. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date.

         If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, except that the provisions of Section 4, Section 6 and Section 7 shall at all times be effective and shall survive such termination. In any such case, either the Representative or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven business days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         SECTION 9. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on any of the NYSE, Nasdaq Stock Market or the American Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any federal, Virginia, Maryland or New York authorities;
(iii) there shall have occurred any outbreak of new or escalation of existing national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representative there shall have been a development that would reasonably be expected to have a Material Adverse Effect; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 9 shall be without liability on the part of (a) the Company to any Underwriter, (b) any Underwriter to the Company, or (c) of any party hereto to any other party, except that the provisions of Section 6 and Section 7 shall at all times be effective and shall survive such termination.

         SECTION 10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

         SECTION 11. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:

Ferris, Baker Watts, Incorporated
7601 Lewinsville Road
Suite 450
McLean, Virginia  22102
Facsimile: (703) 356-7641
Attention: Mark O. Decker, Sr.
with a copy to:

Hunton & Williams LLP
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia  23219
Facsimile: (804) 788-8218
Attention: David C. Wright, Esq.

If to the Company:

First Potomac Realty Trust
7200 Wisconsin Avenue
Suite 310
Bethesda, Maryland  20814
Facsimile: (301) 986-5554
Attention: Douglas J. Donatelli

with a copy to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania  19103
Facsimile: (215) 963-5061
Attention: James W. McKenzie, Jr., Esq.

         Any party hereto may change the address for receipt of communications by giving written notice to the others.

         SECTION 12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 8 hereof, and to the benefit of the employees, officers, trustees, directors, partners, members, agents, representatives and controlling persons referred to in Section 6 and Section 7, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

         SECTION 13. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         SECTION 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to agreements made and to be performed in such state.

         SECTION 15. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 6 and the contribution provisions of
Section 7, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 6 and 7 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                    Very truly yours,

                                    First Potomac Realty Trust


                                    By:_______________________________
                                        Name:
                                        Title:



                                    First Potomac Realty Investment Limited
                                      Partnership

                                    By: First Potomac Realty Trust,
                                        Its General Partner


                                    By:_______________________________
                                        Name:
                                        Title:


The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

Ferris, Baker Watts, Incorporated

McDonald Investments, Inc., a
  KeyCorp Company
Advest, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.


By:      Ferris, Baker Watts, Incorporated

         ______________________________
         Name:
         Title:

                                                                      SCHEDULE A


                                                               Number of Firm
                                                                Shares to be
Underwriters                                                     Purchased
------------                                                     ---------

Ferris, Baker Watts, Incorporated.......................
                                                              ------------------

McDonald Investments, Inc., a KeyCorp Company...........
                                                              ------------------

Advest, Inc.............................................
                                                              ------------------

J. J. B. Hilliard, W. L. Lyons, Inc.....................
                                                              ------------------

                                     Total..............
                                                              ==================

                                                                      SCHEDULE B


                               LOCK-UP AGREEMENTS

Douglas Donatelli
Louis T. Donatelli
Robert H. Arnold
Richard B. Chess
R. Michael McCullough
Terry L. Stevens
Nicholas R. Smith
Barry H. Bass
James H. Dawson
Kyung Rhee
Michael Comer
Plaza 500 Limited Partnership

                                                                       EXHIBIT A


                 FORM OF OPINION OF MORGAN, LEWIS & BOCKIUS, LLP

[The final opinion in draft form will be attached as Exhibit A at the time this Agreement is executed.]

         Opinion of counsel for the Company to be delivered pursuant to Section 5(f) of this Agreement. References to the Prospectus in this Exhibit A include any amendments or supplements thereto at the First Closing Date, or Second Closing Date, as the case may be.

                  (i) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware.

                  (ii) The Operating Partnership has the limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

                  (iii) This Agreement has been duly authorized, executed and delivered by the Operating Partnership and constitutes the valid and binding agreement of the Operating Partnership enforceable against the Operating Partnership in accordance with its terms, except to the extent that the indemnification and contribution provisions set forth in Sections 6 and 7 of this Agreement may be limited by the federal and state securities laws and public policy considerations in respect thereof, and except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws affecting enforceability of creditors' rights generally.

                  (iv) Each Subsidiary has been duly organized and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate, limited partnership or limited liability company power, as the case may be, and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

                  (v) All of the issued and outstanding Units have been issued in accordance with the requirements of the Partnership Agreement; none of the Units has been issued or is owned or held in violation of any preemptive right arising by operation of law or under this Agreement, or, to the knowledge of such counsel, any other preemptive rights; to such counsel's knowledge, the outstanding Units have been offered, sold and issued by the Operating Partnership in compliance with all federal and state securities laws.

                  (vi) All of the issued and outstanding capital stock of each Subsidiary that is a corporation has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, to the knowledge of such counsel free and clear of any security interest, mortgage, pledge, lien, claim, restriction or encumbrance. All of the issued and outstanding (A) membership interests of each Subsidiary that is a limited liability company and (B) units of limited partnership interest of each Subsidiary that is a limited partnership have been duly authorized and validly issued and are fully paid and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, claim, restriction or encumbrance. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary. To the knowledge of such counsel, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association, except for the Subsidiaries.

                  (vii) Each of the Company and the Subsidiaries is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, to transact business and is in good standing in the jurisdictions set forth opposite the names of such entities in Annex A hereto.

                  (viii) To the best knowledge of such counsel, none of the Company, the Operating Partnership nor any Subsidiary is in Default under any Existing Instrument or in breach of any law, regulation or rule or any decree, judgment or order applicable to the Company, the Operating Partnership or any Subsidiary.

                  (ix) The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable requirements of the NYSE. To the best knowledge of such counsel, the Company nor any Subsidiary has granted any rights, warrants or options to acquire, instruments convertible into or exchangeable or exercisable for, or entered into any commitments, plans or arrangements to issue, any shares of capital stock of the Company or capital stock or other security of any Subsidiary or any security convertible into or exchangeable for capital stock of the Company or capital stock or other security of any Subsidiary.

                  (x) The Shares have been approved for listing on the NYSE, subject only to official notification of listing.

                  (xi) To the knowledge of such counsel, no shareholder of the Company or Unitholder of the Operating Partnership or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company, the Operating Partnership or any Subsidiary.

                  (xii) Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To the best knowledge of such counsel, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration

         Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                  (xiii) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and any supporting schedules included therein, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act.

                  (xiv) The statements (a) in the Prospectus under the captions "Summary -- Formation Transactions," "-- Structure of Our Company," "-- Conflicts of Interest," "Risk Factors -- Risks Related to Our Business and Properties -- We have not obtained recent appraisals of the properties and other assets in connection with this offering and the consideration given by us in exchange for them may exceed their fair market value," "-- One of our tenants has the right to terminate its lease with us in 2006, prior to the scheduled expiration of the lease," "Risk Factors -- Risks Related to Our Organization and Structure -- Our executive officers have agreements that provide them with benefits in the event their employment is terminated following a change in control of our company," "-- Our ownership limitations may restrict business combination opportunities," "Risk Factors -- Risks Related to the Real Estate Industry -- The costs of compliance with or liabilities under environmental laws may harm our operating results," "-- Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unintended expenditures that adversely impact our ability to pay dividends to shareholders at historical levels or at all," "-- An uninsured loss or a loss that exceeds the policies on our properties could subject us to lost capital or revenue on those properties," "Risk Factors -- Tax Risks of our Business and Structure," "Risk Factors -- Risks Relating to This Offering -- Common shares eligible for future sale may have adverse effects on our share price," "-- You should not rely on the underwriters' lock-up agreements to limit the number of shares sold into the market," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Long-Term Liquidity Requirements -- Consolidated Indebtedness to be Outstanding After this Offering," "Our Business and Properties -- Environmental Matters," "-- Other Types of Investments and Policies -- Conflict of Interest Policy," "Management -- Corporate Governance -- Board of Trustees and Committees," "-- Employment Agreements," "-- Equity Incentive Plan," "-- 401(k) Plan," "Certain Relationships and Related Party Transactions," "Partnership Agreement" and "Federal Income Tax Considerations" and (b) in Item 33 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, have been reviewed by such counsel and fairly present, in all material respects, the matters referred to therein.

                  (xv) To the knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

                  (xvi) To the knowledge of such counsel, there is no material indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto; and the descriptions of those filed or described therein and references thereto fairly present in all material respects the information called for with respect to such document or instrument.

                  (xvii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's or the Operating Partnership's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except as required under the Securities Act and applicable state securities or blue sky laws and from the NASD.

                  (xviii) The execution and delivery of this Agreement by the Company and the Operating Partnership, the performance by the Company and the Operating Partnership of their obligations hereunder and the consummation of the transactions contemplated hereby and by the Prospectus (including the issuance and sale of the Shares and the use of proceeds of the Shares as described in the Prospectus under the caption "Use of Proceeds") will not (A) conflict with or constitute a breach of, or a Default or Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, (B) conflict with any provisions of the Certificate of Limited Partnership or Partnership Agreement of the Operating Partnership or the applicable organizational documents of any of the Subsidiaries or (C) result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of the Subsidiaries.

                  (xix) The Company is not, and after receipt of payment for the Shares will not be, an "investment company" within the meaning of the Investment Company Act.

                  (xx) Except as disclosed in the Prospectus, to the knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except for such rights as have been duly satisfied or waived.

                  (xxi) Commencing with the Company's short taxable year that includes the First Closing Date, the Company will be organized in conformity with the requirements for qualification as a REIT under the Code, and the Company's proposed method of operation will enable it to qualify as a REIT for its taxable year ending December 31, 2003 and in subsequent years.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to the attention of such counsel which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective under the Securities Act and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial data derived therefrom included in the Registration Statement or the Prospectus or any amendments or supplements thereto).

                                                                       EXHIBIT B


                       FORM OF OPINION OF SAUL EWING, LLP

[The final opinion in draft form will be attached as Exhibit B at the time this Agreement is executed.]

         Opinion of counsel for the Company to be delivered pursuant to Section 5(f) of this Agreement. References to the Prospectus in this Exhibit B include any amendments or supplements thereto at the First Closing Date, or Second Closing Date, as the case may be.

         (i) The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland.

         (ii) The Company has the trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

         (iii) The authorized capital stock of the Company (including the Shares) conforms to the descriptions thereof set forth in the Prospectus. The Company has the authorized capital stock as set forth under the caption "Capitalization" in the Prospectus. The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable requirements of the Declaration of Trust and bylaws of the Company and the applicable laws of the State of Maryland.

         (iv) No shareholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (a) by operation of the Declaration of Trust or bylaws of the Company or laws of the State of Maryland or (b) to the best knowledge of such counsel, otherwise.

         (v) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that the indemnification provisions set forth in Section 6 of this Agreement may be limited by applicable law, and except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally.

         (vi) All of the outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable.

         (vii) The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable.

         (viii) The statements (A) in the Prospectus under the captions "Risk Factors -- Risks Related to Our Organization and Structure -- Our rights and the rights of our shareholders to take action against our trustees and officers are limited, which could limit your recourse in the event of actions not in your best interests," "-- Our board of trustees may approve the issuance of preferred shares with terms that may discourage a third party from acquiring us," "-- Our board of trustees may change our investment and operational policies and practices without a vote of our common shareholders, which limits your control of our policies and practices," "-- Our declaration of trust contains provisions that make removal of our trustees difficult, which could make it difficult for our shareholders to effect changes in our management," "-- Maryland law may discourage a third party from acquiring us," "Our Business and Properties -- Other Types of Investments and Policies -- Conflicts of Interest Policy," "Management -- Corporate Governance -- Board of Trustees and Committees," "Description of Shares," "Certain Provisions of Maryland Law and of our Declaration of Trust and Bylaws," and (B) Item 34 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's Declaration of Trust or bylaw provisions, documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly and accurately present and summarize, in all material respects, the matters referred to therein.

         (ix) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency in the State of Maryland, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated thereby and by the Prospectus.

         (x) The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby and by the Prospectus (including the issuance and sale of the Shares and the use of proceeds of the Shares as described in the Prospectus under the caption "Use of Proceeds") (A) have been duly authorized by all necessary trust action on the part of the Company, (B) will not result in any violation of the provisions of the Declaration of Trust or bylaws or other organizational documents of the Company, (C) will not result in any violation of any statute, law, administrative regulation or administrative or court decree applicable to the Company and (D) will not conflict with or constitute a breach of, or a Default or Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument known to such counsel.

                                                                       EXHIBIT C


                                LOCK UP AGREEMENT


Ferris, Baker Watts, Incorporated
1700 Pennsylvania Avenue, N.W.
Washington, DC  20006

As Representatives of the Several Underwriters

Re:  First Potomac Realty Trust (the "Company")


Ladies & Gentlemen:

         The undersigned is an owner of record or beneficially of certain shares of beneficial interest of the Company ("Shares") or securities convertible into or exchangeable or exercisable for Shares (collectively, "Securities"). The Company proposes to carry out a public offering of Shares (the "Offering") for which you will act as the representative of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter agreement (this "Agreement") in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

         In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned's household and any trustee of any trust that holds Securities for the benefit of the undersigned or such spouse or family member not to), without the prior written consent of Ferris, Baker Watts, Incorporated (which consent may be withheld in their sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), loan, pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of, or grant any rights with respect to, any Shares, options or warrants to acquire Shares, or Securities currently or hereafter owned either of record or beneficially (as defined in Rules 13d-3 and 16a-1(a) under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus with respect to the Offering (the "Lock-up Period"). The foregoing restrictions have been expressly agreed to by the undersigned so as to preclude the undersigned (or such spouse, family member or trustee) from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from Securities. The foregoing shall not apply to (1) bona fide gifts by the undersigned, provided that (A) each resulting transferee of Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto and (B) to the extent any interest in the Securities is retained by the undersigned (or such spouse or family member), the Securities shall remain subject to the restrictions contained in this Agreement and (2) redemptions by the undersigned of units of limited partnership interest in First Potomac Realty Investment L.P. in accordance with the terms and conditions of the Limited Partnership Agreement of First Potomac Realty Investment L.P. dated as of July ____, 2003, provided that any Shares acquired by the undersigned pursuant to any such redemption shall be subject to the restrictions contained in this Agreement.

         The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of Securities held by the undersigned or such spouse or family member as described herein except in compliance with this Agreement.

         This Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

                            [Signature Page Follows.]

                               Dated:
                                     -------------------------------------------


                                     -------------------------------------------
                                                 Printed Name of Holder

                                        By:
                                           -------------------------------------
                                                          Signature


                                        ---------------------------------------
                                        Printed Name of Person Signing (and
                                        indicate capacity of person signing if
                                        signing as custodian, trustee, or on
                                        behalf of an entity)